Exhibit 10.2

CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT
BY AND AMONG
EL PASO PIPELINE PARTNERS, L.P.
EL PASO PIPELINE GP COMPANY, L.L.C.
EL PASO PIPELINE LP HOLDINGS, L.L.C.
WIC HOLDINGS COMPANY, L.L.C.
EL PASO WYOMING GAS SUPPLY COMPANY, L.L.C.
EPPP SNG GP HOLDINGS, L.L.C.
EPPP CIG GP HOLDINGS, L.L.C.
EL PASO PIPELINE HOLDING COMPANY, L.L.C.
EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.
AND
EL PASO CORPORATION

-i-

CONTRIBUTION, CONVEYANCE
AND ASSUMPTION AGREEMENT
     This CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of November 21, 2007, is entered into by and among EL PASO PIPELINE PARTNERS, L.P., a Delaware limited partnership (“MLP”), EL PASO PIPELINE PARTNERS GP COMPANY, L.L.C., a Delaware limited liability company (“MLP GP”), EL PASO PIPELINE LP HOLDINGS, L.L.C., a Delaware limited liability company (“Holdings”), WIC HOLDINGS COMPANY, L.L.C., a Delaware limited liability company (“WIC Holdings”), EL PASO WYOMING GAS SUPPLY COMPANY, L.L.C., a Delaware limited liability company (“Wyoming Gas Supply”), EPPP SNG GP HOLDINGS, L.L.C., a Delaware limited liability company (“EPPP SNG”), EPPP CIG GP HOLDINGS, L.L.C., a Delaware limited liability company (“EPPP CIG”), EL PASO PIPELINE HOLDING COMPANY, L.L.C., a Delaware limited liability company (“El Paso LLC”), EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C., a Delaware limited liability company (“OLLC”), and EL PASO CORPORATION, a Delaware corporation (“El Paso”). The parties to this Agreement are collectively referred to herein as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.
RECITALS
     WHEREAS, MLP GP and Holdings have formed MLP, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by MLP GP and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.
     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:
          1. El Paso formed MLP GP under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $1,000 in exchange for all of the membership interests in MLP GP.
          2. El Paso formed Holdings under the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in Holdings.
          3. MLP GP and Holdings formed MLP, under the Delaware LP Act; MLP GP contributed $20.00 to MLP in exchange for a 2% general partner interest in MLP; and Holdings contributed $980.00 to MLP in exchange for a 98% limited partner interest (the “Holdings Initial MLP Interest”) in MLP.
          4. MLP formed OLLC under the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in OLLC.
          5. El Paso Noric Investments III, L.L.C., a Delaware limited liability company (“Noric”) formed EPPP CIG under the terms of the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in EPPP CIG.

          6. Colorado Interstate Gas Company, a Delaware corporation (“CIG”), formed WYCO Holding Company, L.L.C., a Delaware limited liability company (“WYCO”), and contributed $1,000 in exchange for all of the membership interests in WYCO.
          7. El Paso formed EPPP SNG under the terms of the Delaware LLC Act and contributed $1,000 in exchange for all of the membership interests in EPPP SNG.
          8. El Paso formed El Paso SNG Holding Company, L.L.C. under the terms of the Delaware LLC Act (“SNG Holding LLC”), and contributed $1,000 in exchange for all of the membership interests in SNG Holding LLC.
          9. Southern Natural Gas Company, a Delaware corporation (“SNG”), paid its bondholders $4,609,482.50 pursuant to a consent solicitation to obtain such bondholders consent to convert into a general partnership.
          10. SNG formed Southern Natural Issuing Corporation, a Delaware corporation, and contributed $1,000 in exchange for all of its outstanding shares of stock.
          11. El Paso contributed 10% of its stock in SNG to EPPP SNG and the remaining 90% of its stock in SNG to SNG Holding LLC.
          12. SNG converted into a Delaware general partnership and the stock held by EPPP SNG and SNG Holding LLC converted by operation of law into a 10% general partner interest and a 90% general partner interest, respectively.
          13. SNG distributed El Paso Citrus Holdings, Inc., a Delaware corporation (“Citrus”), Southern LNG, Inc., a Delaware corporation (“Southern LNG”), Southeast Storage Development Company, L.L.C., a Delaware limited liability company (“SSD”), Eastern Gulf Pipeline Company, a Delaware corporation (“EGP”), SNG RenCen Company, L.L.C., a Delaware limited liability company (“RenCen”), ANR Real Estate Corporation, a Delaware corporation (“ANR”), and 100% of the economic and 90% of the voting interests (the “Elba Interests” and together with Citrus, Southern LNG, SSD, EGP, RenCen and ANR, the “SNG Distributed Interests”) in Elba Express Company, L.L.C., a Delaware limited liability company (“Elba”) to SNG Holding LLC. SNG retained a 10% voting interest in Elba.
          14. SNG Holding LLC distributed the SNG Distributed Interests to El Paso.
          15. El Paso contributed RenCen and ANR to El Paso Tennessee Pipeline Co., a Delaware corporation (“EP TN”).
          16. EP TN contributed RenCen and ANR to El Paso TGPC Investments, L.L.C., a Delaware limited liability company (“EP TGPC”).
          17. EP TGPC contributed RenCen and ANR to Tennessee Gas Pipeline Company, a Delaware corporation.
          18. CIG paid its bondholders $2,744,712.50 million pursuant to a consent solicitation to obtain such bondholders consent to convert into a general partnership.

          19. CIG contributed $1,000 to Colorado Interstate Issuing Corporation, a Delaware Company, in exchange for all of its outstanding shares of stock.
          20. Noric contributed 10% of its stock in CIG, to EPPP CIG and retained the remaining 90% stock in CIG.
          21. CIG converted into a Delaware general partnership and the stock held by EPPP CIG and Noric converted by operation of law into a 10% general partner interest and a 90% general partner interest, respectively.
          22. WIC Holdings distributed its 50% membership interest (“WYCO Development Interest”) in WYCO Development LLC, a Colorado limited liability company, to CIG.
          23. WIC entered into a note payable with CIG to fund capital expenditures and general operating needs. Subsequently, WIC entered into a $225 million note payable (the “El Paso Note”) with El Paso and used the proceeds to repay the note payable to CIG.
          24. CIG contributed the WYCO Development Interest to WYCO.
          25. CIG distributed WIC Holdings, El Paso Wyoming Gas Supply Company, L.L.C., a Delaware corporation (“EP WGSC”), Colorado Water Supply Company, a Delaware corporation (“CWSC”) and its 4% membership interest (the “Cliffside Interest” and together with EP WGSC and CWSC, the “CIG Distributed Interests”) in Cliffside Helium, LLC, a Delaware limited liability company, to Noric.
          26. Noric distributed EPPP CIG and the CIG Distributed Interests to El Paso CNG Company, L.L.C., a Delaware limited liability company (“EP CNG”).
          27. CWSC merged into CIG-Canyon Compression Company, a Delaware corporation, and CIG-Canyon Compression Company changed its name to EPWP Resources Company.
          28. EP CNG distributed the Cliffside Interest to EPWP Resources Company.
          29. EP CNG distributed EPPP CIG, WIC Holdings and EP WGSC to El Paso.
          30. El Paso formed El Paso LLC, a Delaware limited liability company, and contributed $1,000 in exchange for all of the membership interests in El Paso LLC.
          31. El Paso formed El Paso Pipeline Corporation, a Delaware corporation (“Pipeline Corporation”), and contributed $1,000 in exchange for all of the ownership interests in Pipeline Corporation.
          32. El Paso contributed its membership interests in WIC Holdings and EP WGSC to MLP GP.

          33. El Paso contributed its membership interests in EPPP CIG and EPPP SNG to Holdings.
          34. El Paso conveyed its membership interests in MLP GP and Holdings to El Paso LLC.
          35. El Paso conveyed a 1% membership interest in El Paso LLC to Pipeline Corporation.
     WHEREAS, concurrently with the consummation of the transactions contemplated hereby (the “Closing”), each of the following matters shall occur:
          1. MLP GP will convey to MLP a portion of its membership interests in each of WIC Holdings and EP WGSC with an aggregate value equal to 2% of the equity value of MLP immediately after the Closing (the “2% Interests”), as a capital contribution in exchange for (a) 1,732,963 general partner units representing a continuation of its 2% general partner interest in MLP and (b) the issuance to MLP GP of all of the incentive distribution rights (the “IDRs”) of MLP.
          2. MLP GP will convey the remainder of its membership interests in each of WIC Holdings and EP WGSC to MLP (the “Remainder Interests”), as a capital contribution, in exchange for (a) 121,698 Common Units and 27,727,411 Subordinated Units in MLP and (b) the right to receive a cash distribution of $665 million, a portion of which is for reimbursement of certain capital expenditures incurred by it or an affiliate.
          3. MLP GP will convey 121,698 Common Units and 27,727,411 Subordinated Units in MLP and the right to receive $665 million to El Paso LLC, as a distribution.
          4. El Paso LLC will convey 121,698 Common Units and 27,727,411 Subordinated Units in MLP to Holdings, as a capital contribution.
          5. Holdings will convey all of its member interests in EPPP CIG and EPPP SNG (the “EPPP CIG and EPPP SNG Interests”) to MLP in exchange for 32,066,088 Common Units in MLP.
          6. The public, through the Underwriters, will contribute $545.5 million in cash, less the Underwriters’ discount and structuring fees of $34.5 million, in exchange for 28,750,000 Common Units in MLP.
          7. The MLP will repurchase 3,750,000 Common Units in MLP held by Holdings in exchange for $70.2 million.
          8. OLLC will borrow $425 million under an unsecured five-year revolving credit facility (the “Credit Agreement”), dated November 21, 2007, by and among, the OLLC, MLP, Wyoming Interstate Company, Ltd., a Colorado limited partnership (“WIC”), Bank of America, N.A. and the other lenders party thereto.

          9. MLP will repay the El Paso Note on behalf of WIC.
          10. MLP will (a) pay transaction expenses associated with the transactions contemplated by this Agreement in the amount of approximately $3.0 million (exclusive of the Underwriters’ discount) and (b) distribute $665 million in cash, a portion of which is for reimbursement of certain capital expenditures.
          11. The agreements of limited partnership and the limited liability company agreements of the aforementioned entities will be amended and restated to the extent necessary to reflect the matters and transaction mentioned in this Agreement.
     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:
ARTICLE 1
DEFINITIONS
          Section 1.1 The following capitalized terms shall have the meanings given below.
          (a) “Agreement” means this Contribution, Conveyance and Assumption Agreement.
          (b) “Common Unit” has the meaning assigned to such term in the Partnership Agreement.
          (c) “Effective Time” shall mean 8:00 a.m. New York, New York time on the date of the consummation of the Offering.
          (d) “IDRs” means “Incentive Distribution Rights” as such term is defined in the Partnership Agreement.
          (e) “MLP” has the meaning assigned to such term in the opening paragraph of this Agreement.
          (f) “Offering” means the initial public offering by MLP of Common Units.
          (g) “Omnibus Agreement” means that certain Omnibus Agreement of even date herewith, among MLP, MLP GP, CIG, SNG and El Paso.
          (h) “Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of El Paso Pipeline Partners, L.P. dated as of the Effective Date.
          (i) “Partnership Group” has the meaning assigned to such term in the Omnibus Agreement.

          (j) “Registration Statement” means the registration statement on Form S-1 (Registration No. 333-145835) filed by MLP relating to the Offering, as amended.
          (k) “Subordinated Unit” has the meaning assigned to such term in the Partnership Agreement.
          (l) “Underwriters” means Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., UBS Securities LLC and Tudor, Pickering & Co. Securities, Inc.
          (m) “Underwriting Agreement” means the underwriting agreement dated November 15, 2007 among MLP, MLP GP, Holdings, OLLC and El Paso on the one hand, and the Underwriters on the other hand, relating to the Offering.
ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS
          Section 2.1 Contribution by MLP GP of the 2% Interests to MLP. MLP GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the 2% Interests, as a capital contribution, in exchange for (a) a continuation of its 2% general partner interest in MLP, (b) the issuance by MLP to MLP GP of the IDRs and (c) other good and valuable consideration, the sufficiency of which is hereby acknowledged, and MLP hereby accepts the 2% Interests as a contribution to the capital of MLP.
          Section 2.2 Contribution by MLP GP of the Remaining Interests to MLP. MLP GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Remainder Interests, as a capital contribution, in exchange for the issuance by MLP to MLP GP of 121,698 Common Units and 27,727,411 Subordinated Units and the right to receive $665 million, and MLP hereby accepts the Remainder Interests as a contribution to the capital of MLP.
          Section 2.3 Distribution by MLP GP of Common Units and Subordinated Units to El Paso LLC. MLP GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to El Paso LLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to 121,698 Common Units and 27,727,411 Subordinated Units, as a distribution and the right to receive $665 million, a portion of which is for reimbursement of certain capital expenditures, and El Paso LLC hereby accepts the 121,698 Common Units and 27,727,411 Subordinated Units and the right to receive $665 million.
          Section 2.4 Contribution by El Paso LLC of Common Units and Subordinated Units to Holdings. El Paso LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings, its successors and assigns, for its and their own use forever, all right, title and interest in and to 121,698 Common Units and 27,727,411 Subordinated Units, as a capital contribution, and Holdings hereby accepts the 121,698 Common Units and 27,727,411 Subordinated Units as a contribution to the capital of Holdings.
          Section 2.5 Contribution by Holdings of the EPPP CIG and EPPP SNG Interests to MLP. Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MLP, its successors and assigns, for its and their own use forever, all right, title and interest in and to the EPPP CIG and EPPP SNG Interests, in exchange for 32,066,088 Common Units in MLP, and MLP hereby accepts such as a contribution to the capital of MLP.
          Section 2.6 Contribution by MLP of Interests to OLLC. MLP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to OLLC, its successors and assigns, for its and their own use forever, all right, title and interest in and to the 2% Interests, the Remaining Interests, and the EPPP CIG and EPPP SNG Interests, as a capital contribution, and OLLC hereby accepts such as a contribution to the capital of OLLC.
          Section 2.7 Underwriters’ Cash Contribution. The Parties acknowledge that the Underwriters have, pursuant to the Underwriting Agreement, made a capital contribution to MLP of approximately $575 million in cash ($540.5 million net to MLP after the underwriting discount and fees of $34.5 million) in exchange for the issuance by MLP to the Underwriters of 28,750,000 Common Units.
          Section 2.8 Borrowings Under Credit Facility. The Parties acknowledge that OLLC has, pursuant to the Credit Agreement, made borrowings of $425 million.
          Section 2.9 Cash Distribution by MLP. OLLC hereby distributes to MLP borrowings under the Credit Agreement in the amount of $425 million, and MLP hereby accepts such borrowings. MLP hereby distributes to Holdings $665 million, including the borrowings under the Credit Agreement and $240 million in proceeds from the issuance and sale of 25,000,000 Common Units to the Underwriters.
          Section 2.10 Repurchase of Common Units. The Parties acknowledge the repurchase by MLP of 3,750,000 Common Units from Holdings, in connection with the exercise of the Underwriters’ option to purchase additional units, in exchange $70.2 million.
          Section 2.11 Payment of Transaction Costs; Repayment of Indebtedness. The Parties acknowledge payment by MLP, in connection with the Closing, of transaction expenses in the amount of approximately $3.0 million (exclusive of the Underwriters’ discount). The Parties hereby acknowledge the payment by MLP on behalf of WIC of the El Paso Note, and El Paso hereby accepts such payment and releases WIC.
          Section 2.12 Redemption of Holdings Initial MLP Interest. MLP hereby agrees to redeem from Holdings and agrees to retire the Holdings Initial MLP Interest in exchange for a payment in cash to Holdings of $980.00.

ARTICLE 3
FURTHER ASSURANCES
          Section 3.1 Further Assurances. From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.
          Section 3.2 Other Assurances. From time to time after the Effective Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that the Parties have used their good faith efforts to attempt to identify all of the assets being contributed to MLP or its subsidiaries as required in connection with the Offering. It is the express intent of the Parties that MLP or its subsidiaries own all assets necessary to operate the assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate members of the Partnership Group. Likewise, to the extent that assets are identified at a later date that were not intended by the Parties to be conveyed as reflected in the Registration Statement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate Party.
ARTICLE 4
EFFECTIVE TIME
         Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 or Article 3 of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article 2 and Article 3 of this Agreement shall be effective and operative in accordance with Article 6, without further action by any Party hereto.

ARTICLE 5
MISCELLANEOUS
          Section 5.1 Order of Completion of Transactions. The transactions provided for in Article 2 and Article 3 of this Agreement shall be completed immediately following the Effective Time in the following order: first, the transactions provided for in Article 2 shall be completed in the order set forth therein; and second, following the completion of the transactions as provided in Article 2, the transactions, if they occur, provided for in Article 3 shall be completed.
          Section 5.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
          Section 5.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
          Section 5.4 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.
          Section 5.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties hereto.
          Section 5.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.
          Section 5.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this

Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
          Section 5.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an Amendment to this Agreement.
          Section 5.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.
          Section 5.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.
[Signature page follows]

           IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first above written.

EL PASO PIPELINE PARTNERS, L.P.
By:	EL PASO PIPELINE GP COMPANY, L.L.C., its general partner
By:	/s/ James C. Yardley
	Name:	James C. Yardley
	Title:	President

EL PASO PIPELINE GP COMPANY, L.L.C.
By:	/s/ James C. Yardley
	Name:	James C. Yardley
	Title:	President

EL PASO PIPELINE LP HOLDINGS, L.L.C.
By:	/s/ Marguerite Woung-Chapman
	Name:	Marguerite Woung-Chapman
	Title:	President

WIC HOLDINGS COMPANY, L.L.C.
By:	/s/ James J. Cleary
	Name:	James J. Cleary
	Title:	President

EL PASO WYOMING GAS SUPPLY COMPANY, L.L.C.
By:	/s/ James J. Cleary
	Name:	James J. Cleary
	Title:	President

EPPP SNG GP HOLDINGS, L.L.C.
By:	/s/ James C. Yardley
	Name:	James C. Yardley
	Title:	President

EPPP CIG GP HOLDINGS, L.L.C.
By:	/s/ James J. Cleary
	Name:	James J. Cleary
	Title:	President

EL PASO PIPELINE HOLDING COMPANY, L.L.C.
By:	/s/ Marguerite Woung-Chapman
	Name:	Marguerite Woung-Chapman
	Title:	President

EL PASO PIPELINE PARTNERS OPERATING COMPANY, L.L.C.
By:	/s/ James C. Yardley
	Name:	James C. Yardley
	Title:	President

EL PASO CORPORATION
By:	/s/ James C. Yardley
	Name:	James C. Yardley
	Title:	Executive Vice President